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                        CONSENT OF INDEPENDENT AUDITORS


        We consent to the use of our report dated March 6, 1996 on the financial statements of ADDvantage Media Group, Inc. at December 31, 1995 and 1994, included in or made a part of this Registration Statement on Form S-8.


                                TULLIUS TAYLOR SARTAIN AND SARTAIN


Tulsa, Oklahoma
September 25, 1996